SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 12, 2008

NMS Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation or Organization)

0-23282	04-2814586
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crossing Boulevard, Framingham, Massachusetts	01702
(Address of Principal Executive Offices)	(Zip Code)

(508) 271-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                    OTHER EVENTS

On September 12, 2008, Dialogic Corporation sent a letter to its suppliers regarding the signing of an Asset Purchase Agreement with NMS Communications Corporation (“NMS”) to purchase the NMS Communications Platforms business from NMS. This letter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Additional Information Will Be Filed With The SEC

NMS plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein.  The proxy statement will contain important information about NMS, Dialogic, the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein.  Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NMS through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of the proxy statement from NMS by contacting Karen Cameron at 100 Crossing Boulevard, Framingham, MA, 01702 or 508-271-1000.

NMS, Dialogic, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the NMS Communications Platforms business and the other corporate matters set forth in the proxy statement.  Information regarding NMS’s directors and executive officers and their ownership of NMS shares is contained in NMS’s Annual Report on Form 10-K for the year ended December 31, 2007 and its proxy statement for NMS’s Annual Meeting of Stockholders which was filed with the SEC on April 22, 2008, and is supplemented by other public filings made, and to be made, with the SEC.  A more complete description will be available in the proxy statement filed in connection with the proposed sale of the NMS Communications Platforms business.  Investors and security holders may obtain additional information regarding the direct and indirect interests of NMS, Dialogic, and their respective directors and executive officers with respect to the proposed sale of the NMS Communications Platforms business by reading the proxy statement and other filings referred to above.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about the proposed sale of the NMS Communications Platforms business to Dialogic.  These statements are based on management’s expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, approval of the proposed sale of the NMS Communications Platforms business to Dialogic by NMS’s stockholders, receipt of required regulatory approvals or closing of the proposed sale within the anticipated timeframe.  These and other risks are detailed from time to time in NMS’s filings with the SEC, including NMS’s annual report on Form 10-K for the year ended December 31, 2007.  In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change.  Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit
Number	Title

99.1	Letter to Dialogic suppliers, dated September 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMS COMMUNICATIONS CORPORATION

September 18, 2008	By:	/s/ ROBERT P. SCHECHTER
	Name:	Robert P. Schechter
	Title:	Chief Executive Officer and
Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Letter to Dialogic suppliers, dated September 12, 2008.